                                                                     EXHIBIT 4.1

COMMON SHARES                                                      COMMON SHARES

                             [LAWSON SOFTWARE LOGO]

                                                               -----------------
                                                               CUSIP 520780 10 7
                                                               -----------------
                                             See reverse for certain definitions

                             LAWSON SOFTWARE, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF
                             LAWSON SOFTWARE, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent & Registrar.
   IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Dated:


           /s/ BRUCE B. MCPHEETERS         /s/ JOHN J. COUGHLAN

                  SECRETARY                PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
U.S. BANK, N.A.
MILWAUKEE, WISCONSIN          TRANSFER AGENT AND REGISTRAR

BY:                                   AUTHORIZED SIGNATURE
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         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian ______
                                                        (Cust)          (Minor)
TEN ENT - as tenants by the entireties              under Uniform Gift to Minors
                                                       Act ____________________
JT TEN  - as joint tenants with right of                         (State)
          survivorship and not as tenants
          in common
          Additional abbreviations may also be used though not in the above list.


For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
                                             -----------------------------------

                                             -----------------------------------
                                             NOTICE: THE SIGNATURE TO THE
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE IN EVERY PARTICULAR
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED BY: